Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Menderes Akdag, Chief Executive Officer (principal executive officer) and I, Bruce S. Rosenbloom, Chief Financial Officer (principal financial officer) of PetMed Express, Inc. (the "Registrant"), each certify to the best of our knowledge, based upon a review of the quarterly report on Form 10-Q for the quarter ended June 30, 2004 (the "Report") of the Registrant, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, amended; and

(2) The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                       By:/s/  Menderes Akdag
                                          -------------------------
                                               Menderes Akdag
                                          Chief Executive Officer
                                          Date: August 9, 2004


                                       By:/s/  Bruce S. Rosenbloom
                                          ----------------------------
                                               Bruce S. Rosenbloom
                                          Chief Financial Officer
                                          Date: August 9, 2004